[LETTERHEAD OF ARTHUR ANDERSEN LLP]



April 13, 1998



Chief Accountant
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir:

We have read Item 4 included in the attached Form 8-K/A Number 1 of Water Chef, Inc. dated April 10, 1998 to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP